UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 22, 2008

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

This information furnished under this Item 2.02, including Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except that the information contained in the first two paragraphs of Exhibit 99.1 and pages 6 through 10, inclusive, shall be considered to be filed under the Exchange Act.

On April 22, 2008, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release setting forth Edwards’ financial results for the first quarter of 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated April 22, 2008, reporting Edwards’ financial results for the first quarter of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2008

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Thomas M. Abate
Thomas M. Abate
Corporate Vice President,
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated April 22, 2008, reporting Edwards’ financial results for the first quarter of 2008.